Filed Pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668
Aptus International Enhanced Yield ETF
Aptus Large Cap Enhanced Yield ETF
(each, a “Fund” and together, the “Funds”)

Supplement dated November 10, 2026 to the
Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated August 28, 2026

THIS SUPPLEMENT CONTAINS IMPORTANT INFORMATION ABOUT CHANGES TO EACH FUND’S NAME THAT WILL BE EFFECTIVE ON DECEMBER 1, 2026.

The following information supplements and should be read in conjunction with each Fund’s Summary Prospectus, Prospectus, and SAI.
Aptus Capital Advisors, LLC, the Funds’ investment adviser (the “Adviser”), has recommended, and the Board of Trustees of ETF Series Solutions has approved, changes to the Funds’ names as described below. These changes are scheduled to go into effect on December 1, 2026.
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Change to each Fund’s Name
Aptus International Enhanced Yield ETF’s name will change to the “Aptus Enhanced International ETF”. All references in the Fund’s Summary Prospectus, Prospectus, and SAI to “Aptus International Enhanced Yield ETF” are hereby deleted and replaced with “Aptus Enhanced International ETF”.
Aptus Large Cap Enhanced Yield ETF’s name will change to the “Aptus Enhanced Large Cap ETF”. All references in the Fund’s Summary Prospectus, Prospectus, and SAI to “Aptus Large Cap Enhanced Yield ETF“ are hereby deleted and replaced with “Aptus Enhanced Large Cap ETF”.

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Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.